                                                                     EXHIBIT 4.1

                   INCORPORATED UNDER THE LAWS                                         COMMON STOCK
                    OF THE STATE OF DELAWARE

                                                                                      PAR VALUE $.01

      NUMBER                                                                                                          SHARES

                      THIS CERTIFICATE IS                                           CUSIP 678026 10 5
                        TRANSFERABLE IN
                         NEW YORK, NY                                    SEE REVERSE FOR CERTAIN DEFINITIONS AND
                    AND RIDGEFIELD PARK, NJ                         REFERENCE TO PROVISION TO DENY PREEMPTIVE RIGHTS

                                                             [GRAPHIC]

                                                   OIL STATES INTERNATIONAL, INC.

                              This Certifies that

     [GRAPHIC]                                                                                                        [SEAL]

                              is the owner of

                                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

        Oil States International, Inc. (hereinafter referred to as the corporation), transferable upon the books of the corporation in person or by duly authorized attorneys upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued under and shall be subject to all the provisions of the Certificate of Incorporation of the corporation and of the amendments thereto copies of which are on file with the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

                                                        CERTIFICATE OF STOCK

           Witness the seal of the corporation and the signatures of its duly authorized officers.

                                                                        DATED

                                                                           COUNTERSIGNED AND REGISTERED
                                                                              ChaseMellon Shareholder Services, L.L.C.
         /s/ DOUGLAS E. SWANSON                   /s/ ROBERT W. HAMPTON    By         TRANSFER AGENT AND REGISTRAR

         PRESIDENT AND CHIEF EXECUTIVE OFFICER    SECRETARY                               AUTHORIZED SIGNATURE

                                                                                                          AMERICAN BANK NOTE COMPANY
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


                         OIL STATES INTERNATIONAL, INC.

         OIL STATES INTERNATIONAL, INC. WILL FURNISH, WITHOUT CHARGE TO EACH
STOCKHOLDER WHO SO REQUESTS A COPY OF THE DESIGNATIONS, POWERS, PREFERENCES AND
RELATIVE PARTICIPATION, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK
OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH
PREFERENCES AND/OR RIGHTS APPLICABLE TO EACH CLASS OF STOCK OR SERIES THEREOF.
SUCH INFORMATION MAY BE OBTAINED BY A REQUEST IN WRITING TO THE SECRETARY OF THE
COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     - as tenants in common            UNIF GIFT MIN ACT-          Custodian
                                                                -----------------------------
TEN ENT     - as tenants by the entireties                       (Cust)              (Minor)
JT TEN      - as joint tenants with right of                    under Uniform Gifts to Minors
              survivorship and not as tenants                   Act
              in common                                            -------------------
                                                                         (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named

Corporation with full power of substitution in the premises.

Dated,
       -------------------------

                                      X
                                        ----------------------------------------
                                                     (SIGNATURE)

              NOTICE:
     THE SIGNATURE(S) TO THIS
     ASSIGNMENT MUST CORRESPOND
     WITH THE NAME(S) AS
     WRITTEN UPON THE FACE ON  ------->
     THE CERTIFICATE IN EVERY
     PARTICULAR, WITHOUT
     ALTERATION OR ENLARGEMENT
     OR ANY CHANGE WHATEVER.

                                      X
                                        ----------------------------------------
                                                     (SIGNATURE)


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS
DEFINED IN RULE 17 Ad-15 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS
AMENDED
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SIGNATURE(S) GUARANTEED BY:







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